Subsequent events	12 Months Ended
Dec. 31, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
40. Subsequent events
The Group has evaluated subsequent events through March 26, 2025 which is the date the Consolidated Financial Statements were authorized for issuance, and identified the following events, all of which are non-adjusting as defined in IAS 10:
On March 26, 2025, the Board of Directors of Zegna proposed to make a dividend distribution of €0.12 per share to holders of the Company's ordinary shares, corresponding to a total dividend distribution of approximately €30 million. The dividend proposal is subject to the finalization and adoption of the annual statutory accounts of the Company (provided that the distribution is permitted under Dutch law) and to the approval of the Company's shareholders at the 2025 annual general meeting, which is expected to be held on June 26, 2025.